November 20, 2007

Bradley D. Harrison

Law Office of Bradley D. Harrison

8318 Trail Lake Dr.

Rowlette, Texas

75088

Attention: Mr. Bradley D. Harrison

INDEPENDENT AUDITORS CONSENT

We consent to the incorporation to the Form SB-1/A “Registration Statement Under the Securities Act of 1933” of Auto Direct Holdings, Inc. financial statements for the year ended December 31, 2006 and our independent auditors report dated March 21, 2007.

Yours very truly,

SF Partnership, LLP